Fidelity                                             205 DATURA STREET
Bankshares                                           WEST PALM BEACH, FL 33401
                                                     (561) 803-9900

               Fidelity Bankshares Q2 Net Income $8.7M; EPS $0.34
                 Company Reports Assets of $4.2B; Deposits $3.4B

West Palm Beach, FL, July 18, 2006 - Fidelity Bankshares, Inc. (Nasdaq: FFFL) announced today that net income for the second fiscal quarter ended June 30, 2006 was $8.7 million or $0.35 basic and $0.34 diluted earnings per share. This compared with net income of $8.6 million, or $0.35 basic and diluted earnings per share for the second quarter of 2005.

During the quarter, the company terminated certain leases of office properties. This resulted in a pre tax charge against income of $243,000 for early termination of a lease and write-off of unamortized leasehold improvements.

Net income for the six months ended June 30, 2006 was $16.5 million, or $0.67 basic and $0.65 diluted earnings per share, compared to $15.5 million or $0.64 basic and $0.63 diluted earnings per share for the six months ended June 30, 2005.

The net interest margin for the quarter ended June 30, 2006 was 3.67%, compared to 3.83% for the quarter ended June 30, 2005. On a consecutive-quarter basis, the net interest margin for the quarter ended March 31, 2006 was 3.49% and for the quarter ended December 31, 2005 was 3.68%.

Fidelity Bankshares Chairman and CEO Vince Elhilow said, "During the quarter our deposits decreased by $310.1 million from March 31, 2006. We were able to partially offset this with an increase of $113.5 million in our repurchase agreements or collateralized sweep accounts, which are used by our commercial customers. Therefore, in the aggregate, our customer accounts declined by a net of $196.6 million. Of this net decline, $63.4 million was attributable to a decrease in certificates of deposit. During the quarter, we opened our 52nd branch in Boca Raton and we are moving ahead with plans to open four new offices by the end of the year.

"Due to the relatively high market rates for certificates of deposit, money market and savings deposits, we are going to continue to use short-term borrowings from the Federal Home Loan Bank to fund loan growth and operations, pending the opening of the four new branches. These short-term borrowings will be repaid from deposits generated by the new branch openings. Our core deposits, which exclude all certificates of deposit as well as the sweep accounts mentioned above, were 77.4% of total deposits at the end of the quarter, up from 74.5% of total deposits at the end of last year. At the end of the second quarter a year ago, core deposits were 75.8% of total deposits. This is good progress," Elhilow said.

The company's board of directors declared a cash dividend of $0.08 per share for stockholders of record on June 30, 2006. This distribution was paid on July 14, 2006.

At June 30, 2006, Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, had assets of $4.2 billion and deposits of $3.4 billion and operates in Florida through 52 offices in Palm Beach, Broward, Martin and St. Lucie counties.

An   investment    profile   on   Fidelity    Bankshares   may   be   found   on
http://www.hawkassociates.com/fffl/profile.php                                 .
----------------------------------------------

For more information, contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com . Information about Fidelity Bankshares, Inc. can be found on http://www.fidelityfederal.com . Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on http://www.hawkassociates.com .

Fidelity Bankshares, Inc.
Financial  Highlights
(Unaudited)
                                                             Three Months   Three Months    Six Months     Six Months       Year
                                                                Ended          Ended          Ended          Ended         Ended
                                                               June 30,       June 30,       June 30,       June 30,    December31,
                                                                 2006           2005           2006           2005           2005
FOR THE PERIOD (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                             $    64,621    $    50,076    $   126,286    $    95,400    $   206,551
Interest expense                                                 28,703         17,093         56,141         32,344         76,211
Net interest income                                              35,918         32,983         70,145         63,056        130,340
Chargeoffs                                                            7             96             97             97            330
Recoveries                                                            2           --                2           --                1
Gain on sale of loans                                               109            121            224            473            728
Net income                                                        8,651          8,647         16,527         15,463         32,082

PER COMMON SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Net Income:
                    Basic EPS                               $      0.35    $      0.35    $      0.67    $      0.64    $      1.32
                    Diluted EPS                                    0.34           0.35           0.65           0.63           1.28
Dividends declared                                                 0.08           0.08           0.16           0.16           0.32
Book value                                                        11.66          10.95          11.66          10.95          11.34
Stock price:
                    High                                          33.81          26.98          35.05          28.85          34.20
                    Low                                           30.79          22.27          30.79          22.27          22.27
                    Close                                         31.82          26.52          31.82          26.52          32.70

AVERAGE FOR THE PERIOD (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                $ 4,211,354    $ 3,685,764    $ 4,205,581    $ 3,595,145    $ 3,762,083
Loans receivable, net                                         3,245,922      2,609,769      3,177,984      2,559,305      2,723,586
Securities available for sale                                   374,635        489,232        390,478        492,040        467,603
Securities held to maturity                                     233,627        276,790        236,656        228,736        242,217
Deposits                                                      3,487,591      3,080,406      3,575,957      2,950,947      3,132,413
Borrowed funds                                                  353,653        292,771        279,823        320,175        294,572
Stockholders' equity                                            293,140        267,856        291,069        261,392        270,217

SELECTED RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets                                           0.82%          0.94%          0.79%          0.86%          0.85%
Return on average equity                                          11.80%         12.91%         11.36%         11.83%         11.87%
Interest rate spread on average assets for the period              3.62%          3.81%          3.54%          3.74%          3.70%
Net yield on average interest earning assets for the perioD        3.67%          3.83%          3.58%          3.77%          3.74%
Ratio of interest earning assets to interest bearing
                    liabilities at end of period                 117.01%        115.68%        117.01%        115.68%        114.89%
Ratio of non performing assets to total assets                     0.25%          0.16%          0.25%          0.16%          0.22%
Ratio of valuation allowances to non performing assets           159.28%        258.10%        159.28%        258.10%        176.94%
Ratio of valuation allowances to loans receivable, net             0.51%          0.57%          0.51%          0.57%          0.53%
Stockholders' equity as a percentage of assets                     6.95%          7.23%          6.95%          7.23%          6.98%

PERIOD END (In Thousands, except for share data)
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                $ 4,234,980    $ 3,797,288    $ 4,234,980    $ 3,797,288    $ 4,082,611
Interest earning cash                                            26,269          5,207         26,269          5,207         39,283
Securities available for sale                                   349,473        467,764        349,473        467,764        410,473
Securities held to maturity                                     263,600        270,278        263,600        270,278        242,497
Loans receivable, net                                         3,272,228      2,718,696      3,272,228      2,718,696      3,036,710
Federal Home Loan Bank stock                                     20,365         12,847         20,365         12,847         11,398
Foreclosed assets, net                                                1              7              1              7          1,793
Loan loss reserve                                                16,703         15,519         16,703         15,519         16,171
All other assets                                                303,044        322,489        303,044        322,489        340,457
Deposits                                                      3,357,367      3,197,784      3,357,367      3,197,784      3,540,874
Borrowed funds                                                  514,903        255,129        514,903        255,129        200,085
Common shares outstanding                                    25,247,626     25,097,604     25,247,626     25,097,604     25,114,716
Stockholders' equity                                            294,467        274,478        294,467        274,478        284,768

Certain amounts in prior year have been reclassified to conform with the June 30, 2006 presentation.

   Fidelity Bankshares Inc.
   Selected Unaudited Operating Data


                                            Three Months Ended         Six Months Ended
                                                 June 30,                    June 30,
                                           2006           2005          2006          2005
                                        -----------   -----------   -----------   -----------
                                        (In Thousands, except for   (In Thousands, except for
                                        share and per share data)   share and per share data)

Selected Operating Data:
 Interest income                        $    64,621   $    50,076   $   126,286   $    95,400
 Interest expense                            28,703        17,093        56,141        32,344
                                        -----------   -----------   -----------   -----------

 Net interest income before
  provision for loan losses                  35,918        32,983        70,145        63,056
 Provision for loan losses                      186           422           626           994
                                        -----------   -----------   -----------   -----------
 Net interest income after
  provision for loan losses                  35,732        32,561        69,519        62,062
                                        -----------   -----------   -----------   -----------

 Other income
  Service charges on deposit accounts         3,099         2,799         6,116         5,300
  Fees for other banking services             2,491         2,342         4,777         4,575
  Net gain on sale of loans                     109           121           224           473
  Other income                                  435           457           849           844
                                        -----------   -----------   -----------   -----------
   Total other income                         6,134         5,719        11,966        11,192
                                        -----------   -----------   -----------   -----------
 Operating expense
  Compensation and benefits                  14,967        13,814        30,465        27,422
  Occupancy and equipment                     4,297         3,461         8,069         6,811
  Data processing                             1,733         1,568         3,572         3,006
  All other operating expense                 6,868         5,503        12,619        11,043
                                        -----------   -----------   -----------   -----------
   Total operating expense                   27,865        24,346        54,725        48,282
                                        -----------   -----------   -----------   -----------

 Income before taxes                         14,001        13,934        26,760        24,972
 Provision for income taxes                   5,350         5,287        10,233         9,509
                                        -----------   -----------   -----------   -----------

 Net income                             $     8,651   $     8,647   $    16,527   $    15,463
                                        ===========   ===========   ===========   ===========

 Earnings per share:
  Basic                                 $      0.35   $      0.35   $      0.67   $      0.64
                                        ===========   ===========   ===========   ===========
  Diluted                               $      0.34   $      0.35   $      0.65   $      0.63
                                        ===========   ===========   ===========   ===========

 Shares used for EPS computations:
  Basic                                  24,681,186    24,436,475    24,649,759    24,139,049
                                        ===========   ===========   ===========   ===========
  Diluted                                25,329,066    24,995,395    25,305,543    24,176,758
                                        ===========   ===========   ===========   ===========

Fidelity Bankshares Inc.
Selected Unaudited Financial Data


                                          June 30,   December 31,
                                           2006          2005
                                        -----------------------
                                             (In Thousands)

Assets
Cash and interest earning deposits      $  121,798   $  189,940
Securities available for sale              349,473      410,473
Securities held to maturity                263,600      242,497
Loans:
     Residential mortgage                1,669,488    1,523,740
     Commercial mortgage                 1,167,675    1,082,719
     Consumer                              308,909      295,622
     Commercial business                   146,083      153,916
                                        ----------   ----------
           Gross loans                   3,292,155    3,055,997
     Less:
           Deferred fees (costs), net        3,224        3,116
           Allowance for loan losses        16,703       16,171
                                        ----------   ----------
             Loans, net                  3,272,228    3,036,710
                                        ----------   ----------
Office properties and equipment             93,888       91,164
FHLB stock                                  20,365       11,398
Foreclosed assets, net                           1        1,793
Goodwill                                    14,256       14,256
Core deposit intangible                      6,147        6,528
All other assets                            93,224       77,852
                                        ----------   ----------

Total assets                            $4,234,980   $4,082,611
                                        ==========   ==========

Liabilities and Equity
Liabilities:
Deposits:
     Checking, savings and money
           market accounts              $2,599,742   $2,638,794
     Certificates of deposit               757,625      902,080
                                        ----------   ----------
           Total deposits                3,357,367    3,540,874
Repurchase agreements                      190,613       54,113
Borrowings from FHLB                       270,682       92,364
Subordinated debentures                     53,608       53,608
All other liabilities                       68,243       56,884
                                        ----------   ----------
           Total liabilities             3,940,513    3,797,843
                                        ----------   ----------
Stockholders' equity                       294,467      284,768
                                        ----------   ----------

     Total liabilities and equity       $4,234,980   $4,082,611
                                        ==========   ==========